GMAC RFC




--------------------------------------------------------------------------------
                            ABS NEW ISSUE TERM SHEET


                  $[2,000,000,000] CERTIFICATES (APPROXIMATE)


          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2002-KS4


                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                           RASC SERIES 2002-KS4 TRUST
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer





                                 AS UNDERWRITER


Any transactions in the certificates will be effected through Residential Funding Securities Corporation.


                                  JUNE 5, 2002





________________________________________________________________________________
    This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION


-------------------------------------------------------------------------------

       The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

       The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

       Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

       In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

       Finally,   RFSC  has  not  addressed  the  legal,   accounting   and  tax
       implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.


________________________________________________________________________________
    This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER




                              RASC SERIES 2002-KS4
                        LOAN GROUP I MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT(1)

      SUMMARY                                                                            MINIMUM           MAXIMUM

    ---------------------------------------------------------------------------------------------------------------

    Statistical Calculation Date Aggregate Principal Balance    $540,326,444.29
    Number of Loans                                                      7,292
    Average Current Loan Balance                                    $74,098.53            $5,884          $595,000
    (1) Weighted Average Original Loan-to-Value Ratio                   74.47%             4.00%            95.00%
    (1) Weighted Average Mortgage Rate                                 9.6515%           6.0000%          14.9900%
    (1) Weighted Average Net Mortgage Rate                             8.6206%           4.7600%          14.3000%
    (1) Weighted Average Remaining Term to Maturity (months)               305                59               360
    (1) (2) Weighted Average Credit Score                                  611               425               793

    ---------------------------------------------------------------------------------------------------------------

      (1) Weighted Average reflected in Total.
      (2) 99.44% of the Group I Mortgage Loans have Credit Scores.

    ---------------------------------------------------------------------------------------------------------------

                                                                                                 PERCENT OF
                                                                                                STATISTICAL
                                                                                              CALCULATION DATE
                                                    RANGE                                    PRINCIPAL BALANCE

             Product Type                           Fully Amortizing                                85.88%
                                                    Balloon Payment                                 14.12%

             Lien                                   First                                           93.65%
                                                    Second                                           6.35%

             Property Type                          Single-family detached                          89.02%
                                                    Planned Unit Developments (detached)             5.40%
                                                    Condo Low-Rise (less than 5 stories)             1.48%
                                                    Condo Mid-Rise (5 to 8 stories)                  0.01%
                                                    Condo High-Rise (9 stories or more)              0.03%
                                                    Manufactured Home                                1.86%
                                                    Townhouse                                        1.27%
                                                    Planned Unit Developments (attached)             0.81%
                                                    Townhouse (2 - 4 unit)                           0.13%

             Occupancy Status                       Primary Residence                               87.15%
                                                    Second/Vacation                                  0.92%
                                                    Non Owner-occupied                              11.92%

             Geographic Distribution                Florida                                         10.17%
                                      Texas
                                                                                                     8.37%
                                                    California
                                                                                                     6.25%
                                                    Georgia
                                                                                                     5.13%

             Number of States (including DC)                                                            51

             Largest Zip Code Concentration                                                          0.19%

         Loans covered by the Mortgage Insurance Policy                                             55.62%

             Loans with Prepayment Penalties                                                        67.60%

    ---------------------------------------------------------------------------------------------------------------








(1) Percent of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date is rounded up to 0.01% if less than 0.005%.

________________________________________________________________________________
    This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER





                 CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS


       ---------------------------------------------------------------------------------------------

                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
               CREDIT SCORES             LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              499 or less                  109               $6,639,063                       1.23%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              500 to 519                   168               $9,566,949                      1.77

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              520 to 539                   399              $24,219,026                      4.48

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              540 to 559                   671              $44,511,613                      8.24

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              560 to 579                   786              $52,645,886                      9.74

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              580 to 599                   979              $67,797,290                     12.55

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              600 to 619                 1,337              $99,854,734                     18.48

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              620 to 639                 1,046              $82,423,911                     15.25

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              640 to 659                   820              $72,480,688                     13.41

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              660 to 679                   471              $41,078,019                      7.60

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              680 to 699                   208              $17,199,512                      3.18

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              700 to 719                   122               $9,329,371                      1.73

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              720 to 739                    70               $5,477,606                      1.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              740 to 759                    35               $2,689,269                      0.50

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              760 or greater                31               $2,367,272                      0.44

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       SUBTOTAL WITH CREDIT SCORES       7,252             $538,326,444                      99.62%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Not Available (1)                    40                2,046,235                      0.38

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 7,292             $540,326,444                     100.00%

       =============================================================================================


(1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.

________________________________________________________________________________
    This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER




                       ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS


       ---------------------------------------------------------------------------------------------

             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
               MORTGAGE LOAN          OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
            PRINCIPAL BALANCES           LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                       1 to              5,674             $281,783,421                      52.15%
       100,000

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

            100,001 to    200,000        1,312             $177,793,674                     32.90

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

            200,001 to    300,000          246              $58,803,007                     10.88

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

            300,001 to    400,000           51              $17,797,399                      3.29

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

            400,001 to    500,000            8               $3,553,944                      0.66

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

            500,001 to    595,000            1                 $595,000                      0.11

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 7,292             $540,326,444                     100.00%

       =============================================================================================



                     NET MORTGAGE RATES OF THE GROUP I LOANS


       ---------------------------------------------------------------------------------------------

                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
            NET MORTGAGE RATES           LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         4.760%    to     4.499%             2              $248,594.19                       0.05%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         5.000%    to     5.499%             3              $270,265.71                      0.05

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         5.500%    to     5.999%            11            $2,464,452.36                      0.46

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         6.000%    to     6.499%            56            $8,974,493.49                      1.66

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         6.500%    to     6.999%           190           $25,024,330.32                      4.63

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         7.000%    to     7.499%           502           $59,011,969.92                     10.92

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         7.500%    to     7.999%           798           $83,637,068.75                     15.48

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         8.000%    to     8.499%         1,292          $103,364,977.56                     19.13

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         8.500%    to     8.999%         1,125           $85,323,256.73                     15.79

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         9.000%    to     9.499%           861           $62,913,518.02                     11.64

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         9.500%    to     9.999%           514           $34,297,641.95                      6.35

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       10.000%    to   10.499%             447           $26,527,414.89                      4.91

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       10.500%    to   10.999%             255           $13,674,259.65                      2.53

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       11.000%    to   11.499%             233            $9,682,562.41                      1.79

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       11.500%    to   11.999%             118            $4,874,590.33                      0.90

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12.000%    to   12.499%             322            $9,167,803.65                      1.70

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12.500%    to   12.999%              48            $1,377,247.70                      0.25

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       13.000%    to   13.499%             433            $7,673,836.85                      1.42

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       13.500%    to   13.999%              79            $1,616,429.39                      0.30

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       14.000%    to    14.300%              3              $201,730.42                      0.04

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 7,292             $540,326,444                     100.00%

       =============================================================================================

________________________________________________________________________________
    This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER




                       MORTGAGE RATES OF THE GROUP I LOANS


       ---------------------------------------------------------------------------------------------

                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
              MORTGAGE RATES             LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         6.000%    to     6.499%             5                  $599,457                       0.11%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         6.500%    to     6.999%             7                $1,177,466                     0.22

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         7.000%    to     7.499%            48                $7,701,346                     1.43

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         7.500%    to     7.999%           244               $32,664,136                     6.05

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         8.000%    to     8.499%           335               $40,963,372                     7.58

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         8.500%    to     8.999%           938               $97,974,736                    18.13

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         9.000%    to     9.499%           985               $74,361,578                    13.76

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         9.500%    to     9.999%         1,455              $113,908,522                    21.08

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       10.000%    to   10.499%             712               $53,738,065                     9.95

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       10.500%    to   10.999%             792               $52,456,692                     9.71

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       11.000%    to   11.499%             332               $18,477,767                     3.42

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       11.500%    to   11.999%             336               $16,407,656                     3.04

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12.000%    to   12.499%             159                $7,053,434                     1.31

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12.500%    to   12.999%             352               $10,908,040                     2.02

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       13.000%    to   13.499%              61                $1,920,914                     0.36

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       13.500%    to   13.999%             446                $8,108,719                     1.50

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       14.000%    to   14.499%               5                  $143,269                     0.03

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       14.500%    to   14.999%              80                $1,761,275                     0.33

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 7,292             $540,326,444                     100.00%

       =============================================================================================

________________________________________________________________________________
    This  Information  was  prepared by Salomon  Smith Barney in its capacity as lead underwriter.  This information  should be considered only after reading the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER



                                       6




               ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS


       ---------------------------------------------------------------------------------------------

             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
         LOAN-TO-VALUE RATIOS (1)        LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

           8.00 to   50.00                 414               $21,843,270                      4.04%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         50.01 to   55.00                  129                $9,199,664                     1.70

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         55.01 to   60.00                  255               $18,755,421                     3.47

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         60.01 to   65.00                  270               $20,825,805                     3.85

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         65.01 to   70.00                  450               $35,703,889                     6.61

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         70.01 to   75.00                  653               $55,563,450                    10.28

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         75.01 to   80.00                1,527              $138,465,548                    25.63

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         80.01 to   85.00                  950               $85,897,140                    15.90

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         85.01 to   90.00                1,084               $97,916,395                    18.12

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         90.01 to   95.00                  534               $32,197,834                     5.96

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         95.01 to 100.00                 1,026               $23,958,027                     4.43

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 7,292             $540,326,444                     100.00%

       =============================================================================================


(1) With respect to the Group I Loans secured by junior liens, this table was calculated using the combined Loan-to-Value ratio.


                    GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS


       ---------------------------------------------------------------------------------------------

                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
            STATE OR TERRITORY           LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Florida                             674              $54,971,722                      10.17%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Texas                               722              $45,239,818                      8.37

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       California                          240              $33,781,502                      6.25

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Georgia                             343              $27,707,953                      5.13

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       New York                            222              $27,396,551                      5.07

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Alabama                             435              $26,981,193                      4.99

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Tennessee                           544              $24,654,382                      4.56

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Ohio                                349              $23,721,379                      4.39

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Michigan                            388              $23,463,679                      4.34

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Illinois                            210              $18,835,068                      3.49

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Other                             3,165             $233,573,198                     43.23

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 7,292             $540,326,444                     100.00%

       =============================================================================================

________________________________________________________________________________
    This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER




                   MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS


       ---------------------------------------------------------------------------------------------

               LOAN PURPOSE             NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Equity Refinance                  4,674             $389,889,586                      72.16%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Purchase                          2,145             $108,135,279                     20.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Rate/Term Refinance                 473              $42,301,579                      7.83

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 7,292             $540,326,444                     100.00%

       =============================================================================================





                           MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS


       ---------------------------------------------------------------------------------------------

            DOCUMENTATION TYPE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Full Documentation                5,978             $413,750,036                      76.57%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Reduced Documentation             1,314             $126,576,408                     23.43

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 7,292             $540,326,444                     100.00%

       =============================================================================================




                      OCCUPANCY TYPES OF THE GROUP I LOANS


       ---------------------------------------------------------------------------------------------

                 OCCUPANCY              NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Primary Residence                 6,272             $470,920,298                      87.15%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Second/Vacation                      52               $4,988,609                      0.92

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Non Owner-occupied                  968              $64,417,538                     11.92

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 7,292             $540,326,444                     100.00%

       =============================================================================================

________________________________________________________________________________
    This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER



                  MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS


  --------------------------------------------------------------------------------------------------

            PROPERTY TYPE               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Single-family detached                 6,474             $480,984,539                      89.02%

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Planned Unit Developments                353              $29,165,215                      5.40
  (detached)

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Condo Low-Rise (less than 5
  stories)                                 125               $7,998,680                      1.48

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Condo Mid-Rise (5 to 8 stories)            1                  $45,899                      0.01

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Condo High-Rise (9 stories or
  more)                                      2                 $150,250                      0.03

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Manufactured Home                        167              $10,044,670                      1.86

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Townhouse                                106               $6,869,656                      1.27

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Planned Unit Developments
  (attached)                                59               $4,378,712                      0.81

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Townhouse (2 - 4 unit)                     5                 $688,825                      0.13

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

                TOTAL                    7,292             $540,326,444                     100.00%

  ==================================================================================================




                       CREDIT GRADES OF THE GROUP I LOANS


       ---------------------------------------------------------------------------------------------

               CREDIT GRADES            NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       A4                                2,542             $226,670,604                      41.95%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       AX                                2,396             $161,531,312                     29.90

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       AM                                1,182              $77,801,629                     14.40

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       B                                   789              $50,334,986                      9.32

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       C                                   233              $14,487,351                      2.68

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       CM                                  150               $9,500,563                      1.76

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 7,292             $540,326,444                     100.00%

       =============================================================================================

________________________________________________________________________________
    This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER





                  PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS


       ---------------------------------------------------------------------------------------------

          PREPAYMENT PENALTY TERM       NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12                                  311              $34,665,521                        6.42%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       24                                  212              $14,872,892                      2.75

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       36                                2,796             $227,367,921                     42.08

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       48                                    6                 $836,177                      0.15

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       60                                1,064              $84,122,931                     15.57

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       None                              2,863             $175,045,671                     32.40

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Other (1)                            40               $3,415,332                      0.63

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 7,292             $540,326,444                     100.00%

       =============================================================================================


(1)   Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months.



________________________________________________________________________________
    This  Information  was  prepared by Salomon  Smith Barney in its capacity as lead underwriter.  This information  should be considered only after reading the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER


                                       10


                              RASC SERIES 2002-KS4
                       LOAN GROUP II-A MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT(1)

     SUMMARY                                                                            MINIMUM           MAXIMUM

   ---------------------------------------------------------------------------------------------------------------

   Statistical Calculation Date Aggregate Principal Balance    $732,838,224.66
   Number of Loans                                                      6,480
   Average Current Loan Balance                                   $113,092.32           $18,275          $300,000
   (1) Weighted Average Original Loan-to-Value Ratio                   82.01%             2.00%            96.00%
   (1) Weighted Average Mortgage Rate                                 8.7510%           6.2500%          14.1300%
   (1) Weighted Average Net Mortgage Rate                             7.3165%           4.5850%          13.4400%
   (1) Weighted Average Note Margin                                   7.7367%           2.0200%          12.9000%
   (1) Weighted Average Maximum Mortgage Rate                        15.0934%          12.4300%          23.0000%
   (1) Weighted Average Minimum Mortgage Rate                         8.6170%           2.2225%          14.1300%
   (1) Weighted Average Term to Next Rate Adjustment Rate                  28                                  42
   (months)
   (1) Weighted Average Remaining Term to Maturity (months)               359               177               360
   (1) (2) Weighted Average Credit Score                                  608               445               797

   ---------------------------------------------------------------------------------------------------------------

     (1) Weighted Average reflected in Total.
     (2) 100% of the Group II-A Mortgage Loans have Credit Scores.

   ---------------------------------------------------------------------------------------------------------------

                                                                                                PERCENT OF
                                                                                                STATISTICAL
                                                                                             CALCULATION DATE
                                                   RANGE                                     PRINCIPAL BALANCE

            Product Type                           Adjustable                                     100.00%

            Lien                                   First                                          100.00%

            Property Type                          Single-family detached                          87.36%
                                                   Planned Unit Developments (detached)             8.01%
                                                   Condo Low-Rise (less than 5 stories)             2.36%
                                                   Condo Mid-Rise (5 to 8 stories)                  0.04%
                                                   Condo High-Rise (9 stories or more)              0.02%
                                                   Manufactured Home                                0.47%
                                                   Townhouse                                        0.95%
                                                   Planned Unit Developments (attached)             0.74%
                                                   Townhouse (2 - 4 unit)                           0.05%

            Occupancy Status                       Primary Residence                               91.68%
                                                   Second/Vacation                                  0.58%
                                                   Non Owner-occupied                               7.80%

            Geographic Distribution                California                                      11.53%
                                    Michigan
                                                                                                    9.00%
                                     Florida
                                                                                                    6.54%
                                                   Minnesota                                        5.28%

            Number of States (including DC)                                                            51

            Largest Zip Code Concentration                                                          0.23%

        Loans covered by the Mortgage Insurance Policy                                             73.69%

            Loans with Prepayment Penalties                                                        85.09%

   ---------------------------------------------------------------------------------------------------------------







(1) Percent of Aggregate  Principal  Balance  Outstanding as of the  Statistical
Calculation Date is rounded up to 0.01% if less than 0.005%.

________________________________________________________________________________
    This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER




                               CREDIT SCORE DISTRIBUTION OF THE GROUP II-A LOANS


       ---------------------------------------------------------------------------------------------

                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
               CREDIT SCORES             LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              499 or less                   54            $4,794,290.67                       0.65%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              500 to 519                    89            $7,675,835.96                      1.05

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              520 to 539                   295           $29,337,518.89                      4.00

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              540 to 559                   612           $64,486,637.97                      8.80

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              560 to 579                   900           $99,706,236.17                     13.61

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              580 to 599                   923          $100,674,778.14                     13.74

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              600 to 619                 1,346          $155,751,719.59                     21.25

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              620 to 639                   899          $106,615,231.05                     14.55

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              640 to 659                   615           $74,942,753.73                     10.23

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              660 to 679                   323           $39,754,605.07                      5.42

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              680 to 699                   194           $22,316,777.89                      3.05

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              700 to 719                    93           $10,503,968.38                      1.43

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              720 to 739                    54            $5,898,857.71                      0.80

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              740 to 759                    41            $5,516,047.98                      0.75

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              760 or greater                42            $4,862,965.46                      0.66

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 6,480             $732,838,225                     100.00%

       =============================================================================================

________________________________________________________________________________
    This  Information  was  prepared by Salomon  Smith Barney in its capacity as lead underwriter.  This information  should be considered only after reading the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER


                                       12




                     ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-A LOANS


       ---------------------------------------------------------------------------------------------

             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
               MORTGAGE LOAN          OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
            PRINCIPAL BALANCES           LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                       0 to              3,207             $216,856,457                      29.59%
       100,000

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

            100,001 to    200,000        2,675             $371,025,032                     50.63

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

            200,001 to    300,000          598             $144,956,736                     19.78

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 6,480             $732,838,225                     100.00%

       =============================================================================================



                   NET MORTGAGE RATES OF THE GROUP II-A LOANS


       ---------------------------------------------------------------------------------------------

                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
            NET MORTGAGE RATES           LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         4.585%    to     4.999%            19               $2,954,714                       0.40%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         5.000%    to     5.499%           135              $20,686,775                      2.82

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         5.500%    to     5.999%           445              $64,691,026                      8.83

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         6.000%    to     6.499%           772              $98,683,764                     13.47

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         6.500%    to     6.999%         1,064             $127,368,756                     17.38

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         7.000%    to     7.499%         1,139             $127,052,785                     17.34

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         7.500%    to     7.999%           911              $98,791,207                     13.48

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         8.000%    to     8.499%           772              $81,711,990                     11.15

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         8.500%    to     8.999%           532              $51,358,099                      7.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         9.000%    to     9.499%           365              $33,698,717                      4.60

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         9.500%    to     9.999%           162              $13,447,600                      1.84

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       10.000%    to   10.499%              91               $7,493,706                      1.02

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       10.500%    to   10.999%              46               $3,289,021                      0.45

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       11.000%    to   11.499%              17               $1,167,144                      0.16

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       11.500%    to   11.999%               6                 $309,627                      0.04

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12.000%    to   12.499%               2                  $71,300                      0.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12.500%    to   12.999%               1                  $34,993                      0.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       13.000%    to   13.110%               1                  $27,000                      0.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 6,480             $732,838,225                     100.00%

       =============================================================================================


________________________________________________________________________________
    This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER



                     MORTGAGE RATES OF THE GROUP II-A LOANS


       ---------------------------------------------------------------------------------------------

                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
              MORTGAGE RATES             LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         6.250%    to     6.499%             5                 $562,564                       0.08%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         6.500%    to     6.999%           100              $15,616,606                      2.13

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         7.000%    to     7.499%           259              $37,648,003                      5.14

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         7.500%    to     7.999%           872             $117,837,329                     16.08

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         8.000%    to     8.499%           928             $115,319,574                     15.74

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         8.500%    to     8.999%         1,534             $176,250,690                     24.05

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         9.000%    to     9.499%           986             $106,315,521                     14.51

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         9.500%    to     9.999%           977              $95,823,061                     13.08

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       10.000%    to   10.499%             376              $32,321,559                      4.41

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       10.500%    to   10.999%             268              $22,807,293                      3.11

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       11.000%    to   11.499%              78               $5,997,721                      0.82

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       11.500%    to   11.999%              62               $4,382,991                      0.60

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12.000%    to   12.499%              21               $1,071,446                      0.15

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12.500%    to   12.999%              11                 $791,180                      0.11

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       13.000%    to   13.499%               1                  $30,694                      0.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       13.500%    to   13.999%               1                  $34,993                      0.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       14.000%    to   14.130%               1                  $27,000                      0.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 6,480             $732,838,225                     100.00%

       =============================================================================================


________________________________________________________________________________
    This  Information  was  prepared by Salomon  Smith Barney in its capacity as lead underwriter.  This information  should be considered only after reading the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER


                                       14



                           ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-A LOANS


       ---------------------------------------------------------------------------------------------

             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
           LOAN-TO-VALUE RATIOS          LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

           0.01 to   50.00                 160              $13,360,090                       1.82%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         50.01 to   55.00                   57               $5,118,538                      0.70

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         55.01 to   60.00                  106              $10,376,234                      1.42

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         60.01 to   65.00                  166              $15,677,968                      2.14

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         65.01 to   70.00                  397              $38,631,506                      5.27

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         70.01 to   75.00                  518              $56,615,520                      7.73

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         75.01 to   80.00                1,801             $206,595,006                     28.19

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         80.01 to   85.00                1,201             $136,601,591                     18.64

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         85.01 to   90.00                1,510             $176,882,517                     24.14

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         90.01 to   95.00                  563              $72,830,459                      9.94

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         95.01 to   100.00                   1                 $148,794                      0.02

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 6,480             $732,838,225                     100.00%

       =============================================================================================



                  GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-A LOANS


       ---------------------------------------------------------------------------------------------

                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
            STATE OR TERRITORY           LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       California                          494          $84,471,522                        11.53%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Michigan                            666          $65,939,250                        9.00

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Florida                             442          $47,935,559                        6.54

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Minnesota                           297          $38,678,689                        5.28

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Texas                               347          $37,249,363                        5.08

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Georgia                             315          $37,161,448                        5.07

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Illinois                            300          $34,817,915                        4.75

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Ohio                                333          $28,902,458                        3.94

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Colorado                            180          $28,306,563                        3.86

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Wisconsin                           223          $21,012,886                        2.87

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Other                             2,883          308,362,573                       42.08

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 6,480             $732,838,225                     100.00%

       =============================================================================================

________________________________________________________________________________
    This  Information  was  prepared by Salomon  Smith Barney in its capacity as lead underwriter.  This information  should be considered only after reading the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER


                                       15




                  MORTGAGE LOAN PURPOSE OF THE GROUP II-A LOANS


       ---------------------------------------------------------------------------------------------

               LOAN PURPOSE             NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Purchase                          2,228             $244,773,930                      33.40%

       ---------------------------------------------------------------------------------------------

       Rate/Term Refinance                409               $48,069,311                      6.56

       ---------------------------------------------------------------------------------------------

       Equity Refinance                  3,843             $439,994,984                     60.04

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 6,480             $732,838,225                     100.00%

       =============================================================================================




                          MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-A LOANS


       ---------------------------------------------------------------------------------------------

            DOCUMENTATION TYPE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Full Documentation                5,309             $585,875,973                      79.95%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Reduced Documentation             1,171             $146,962,252                     20.05

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 6,480             $732,838,225                     100.00%

       =============================================================================================




                     OCCUPANCY TYPES OF THE GROUP II-A LOANS


       ---------------------------------------------------------------------------------------------

                 OCCUPANCY              NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Primary Residence                 5,781             $671,418,436                      91.62%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Second/Vacation                     33                $4,264,653                      0.58

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Non Owner-occupied                 666               $57,155,135                      7.80

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 6,480             $732,838,225                     100.00%

       =============================================================================================


________________________________________________________________________________
    This  Information  was  prepared by Salomon  Smith Barney in its capacity as lead underwriter.  This information  should be considered only after reading the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER

                                       16




                MORTGAGED PROPERTY TYPES OF THE GROUP II-A LOANS


  --------------------------------------------------------------------------------------------------

            PROPERTY TYPE               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Single-family detached                 5,758      $640,189,935.57                        87.36%

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Planned Unit Developments                383       $58,698,974.43                        8.01
  (detached)

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Condo Low-Rise (less than 5
  stories)                                 171       $17,304,220.64                        2.36

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Condo Mid-Rise (5 to 8 stories)            3          $305,200.00                        0.04

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Condo High-Rise (9 stories or
  more)                                      2          $129,418.01                        0.02

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Manufactured Home                         42        $3,439,626.19                        0.47

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Townhouse                                 74        $6,989,064.01                        0.95

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Planned Unit Developments
  (attached)                                45        $5,421,978.19                        0.74

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Townhouse (2 - 4 unit)                     2          $359,807.62                        0.05

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

                TOTAL                    6,480      $732,838,224.66                         100.00%

  ==================================================================================================



                      CREDIT GRADES OF THE GROUP II-A LOANS


       ---------------------------------------------------------------------------------------------

               CREDIT GRADES            NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       A4                                2,675         $317,310,808                        43.30%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       AX                                1,532         $176,889,880                        24.14

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       AM                                1,144         $128,853,629                        17.58

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       B                                   709          $71,801,131                         9.80

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       C                                   277          $25,982,497                         3.55

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       CM                                  143          $12,000,278                         1.64

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 6,480         $732,838,225                         100.00%

       =============================================================================================
________________________________________________________________________________
    This  Information  was  prepared by Salomon  Smith Barney in its capacity as lead underwriter.  This information  should be considered only after reading the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER

                                       17



                PREPAYMENT PENALTY TERMS OF THE GROUP II-A LOANS


       ---------------------------------------------------------------------------------------------

                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
          PREPAYMENT PENALTY TERM        LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12                                  206          $28,644,781                           3.91%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       24                                2,201         $253,930,431                         34.65

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       36                                2,762         $295,225,855                         40.29

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       48                                    1              $58,650                          0.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       60                                  433          $47,581,200                          6.49

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       None                                833         $103,202,651                         14.08

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Other (1)                            44           $4,194,657                          0.57

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 6,480         $732,838,225                         100.00%

       =============================================================================================


(1)   Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months.



                      NOTE MARGINS OF THE GROUP II-A LOANS


       ---------------------------------------------------------------------------------------------

                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
               NOTE MARGINS              LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         2.020%    to     2.499%             3          $369,708.25                         0.05%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         3.500%    to     3.999%             3          $275,931.30                        0.04

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         4.000%    to     4.499%            17        $2,645,725.65                        0.36

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         4.500%    to     4.999%            21        $3,110,967.71                        0.42

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         5.000%    to     5.499%            47        $6,238,291.07                        0.85

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         5.500%    to     5.999%           120       $15,070,013.69                        2.06

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         6.000%    to     6.499%           373       $46,776,654.23                        6.38

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         6.500%    to     6.999%           854      $106,472,890.02                       14.53

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         7.000%    to     7.499%           922      $111,447,250.40                       15.21

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         7.500%    to     7.999%         1,210      $140,555,392.06                       19.18

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         8.000%    to     8.499%         1,155      $129,969,262.58                       17.74

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         8.500%    to     8.999%           835       $88,256,434.99                       12.04

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         9.000%    to     9.499%           440       $41,729,168.85                        5.69

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         9.500%    to     9.999%           250       $22,077,436.47                        3.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       10.000%    to   10.499%             125       $10,520,539.28                        1.44

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       10.500%    to   10.999%              50        $3,628,157.91                        0.50

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       11.000%    to   11.499%              31        $2,286,380.36                        0.31

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       11.500%    to   11.999%              13          $898,546.88                        0.12

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12.000%    to   12.499%               8          $375,979.90                        0.05

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12.500%    to   12.900%               3          $133,493.06                        0.02

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 6,480      $732,838,224.66                         100.00%

       =============================================================================================


________________________________________________________________________________
    This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER





                 MAXIMUM MORTGAGE RATES OF THE GROUP II-A LOANS


       ---------------------------------------------------------------------------------------------

                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
          MAXIMUM MORTGAGE RATES         LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12.430%    to   12.999%              60           $9,081,661                        1.24%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       13.000%    to   13.999%             885         $123,028,128                       16.79

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       14.000%    to   14.999%           2,004         $242,143,619                       33.04

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       15.000%    to   15.999%           1,951         $209,746,606                       28.62

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       16.000%    to   16.999%           1,110         $108,209,071                       14.77

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       17.000%    to   17.999%             372          $33,070,908                        4.51

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       18.000%    to   18.999%              84           $6,670,344                        0.91

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       19.000%    to   19.999%              12             $644,889                        0.09

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       20.000%    to   20.999%               1              $27,000                        0.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       23.000%    to   23.000%               1             $216,000                        0.03

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 6,480         $732,838,225                         100.00%

       =============================================================================================




                 MINIMUM MORTGAGE RATES OF THE GROUP II-A LOANS


       ---------------------------------------------------------------------------------------------

                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
          MINIMUM MORTGAGE RATES         LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         2.223%    to     2.999%             1             $188,971                         0.03%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         3.000%    to     3.999%             1             $136,000                        0.02

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         4.000%    to     4.999%             1             $105,853                        0.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         5.000%    to     5.999%            11           $1,698,413                        0.23

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         6.000%    to     6.999%           185          $24,698,507                        3.37

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         7.000%    to     7.999%         1,359         $179,392,813                       24.48

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         8.000%    to     8.999%         2,410         $284,624,601                       38.84

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         9.000%    to     9.999%         1,745         $178,583,059                       24.37

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       10.000%    to   10.999%             596          $51,283,142                        7.00

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       11.000%    to   11.999%             132          $10,014,709                        1.37

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12.000%    to   12.999%              36           $2,019,470                        0.28

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       13.000%    to   13.999%               2              $65,687                        0.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       14.000%    to   14.130%               1              $27,000                        0.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 6,480         $732,838,225                         100.00%

       =============================================================================================



________________________________________________________________________________
    This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER




                        NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-A LOANS


       ---------------------------------------------------------------------------------------------

            NEXT INTEREST RATE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
              ADJUSTMENT DATE            LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       May 2001                              1              $97,200                        0.01%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       July 2002                             1             $219,311                        0.03

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       November 2002                         1             $104,900                        0.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       February 2003                         1              $47,721                        0.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       March 2003                            6             $668,736                        0.09

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       May 2003                              1             $115,354                        0.02

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       June2003                              1              $83,565                        0.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       September 2003                        4             $677,218                        0.09

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       October 2003                          2             $324,523                        0.04

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       November 2003                         7             $858,896                        0.12

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       December 2003                         6             $798,502                        0.11

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       January 2004                          8             $882,808                        0.12

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       February 2004                        70           $7,821,292                        1.07

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       March 2004                          443          $50,072,712                        6.83

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       April 2004                        1,479         $165,427,178                       22.57

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       May 2004                          1,858         $213,593,839                       29.15

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       June 2004                           262          $31,387,929                        4.28

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       September 2004                        3             $169,198                        0.02

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       November 2004                         2             $377,693                        0.05

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       December 2004                         3             $337,169                        0.05

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       January 2005                          6             $788,712                        0.11

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       February 2005                        20           $2,352,249                        0.32

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       March 2005                          146          $16,719,857                        2.28

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       April 2005                          780          $81,091,816                       11.07

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       May 2005                          1,188         $135,425,895                       18.48

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       June 2005                           179          $22,213,150                        3.03

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       November 2005                         2             $180,800                        0.02

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 6,480         $732,838,225                         100.00%

       =============================================================================================


________________________________________________________________________________
    This  Information  was  prepared by Salomon  Smith Barney in its capacity as lead underwriter.  This information  should be considered only after reading the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER

                                       20


                              RASC SERIES 2002-KS4
                       LOAN GROUP II-B MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT(1)

     SUMMARY                                                                            MINIMUM           MAXIMUM

   ---------------------------------------------------------------------------------------------------------------

   Statistical Calculation Date Aggregate Principal Balance    $732,762,950.80
   Number of Loans                                                      5,866
   Average Current Loan Balance                                   $124,916.97           $16,100          $650,000
   (1) Weighted Average Original Loan-to-Value Ratio                   82.08%             1.00%            96.00%
   (1) Weighted Average Mortgage Rate                                 8.6614%           6.2500%          13.8800%
   (1) Weighted Average Net Mortgage Rate                             7.2053%           4.5850%          13.1100%
   (1) Weighted Average Note Margin                                   7.6623%           1.0400%          12.8600%
   (1) Weighted Average Maximum Mortgage Rate                        14.9965%          10.5000%          20.8750%
   (1) Weighted Average Minimum Mortgage Rate                         8.5178%           2.7500%          13.8800%
   (1) Weighted Average Term to Next Rate Adjustment Rate                  28                11                42
   (months)
   (1) Weighted Average Remaining Term to Maturity (months)               359               117               360
   (1) (2) Weighted Average Credit Score                                  611               453               811

   ---------------------------------------------------------------------------------------------------------------

     (1) Weighted Average reflected in Total.
     (2) 100% of the Group II-B Mortgage Loans have Credit Scores.

   ---------------------------------------------------------------------------------------------------------------

                                                                                                PERCENT OF
                                                                                                STATISTICAL
                                                                                             CALCULATION DATE
                                                   RANGE                                     PRINCIPAL BALANCE

            Product Type                           Adjustable                                     100.00%

            Lien                                   First                                          100.00%

            Property Type                          Single-family detached                          86.37%
                                                   Planned Unit Developments (detached)             9.12%
                                                   Condo Low-Rise (less than 5 stories)             2.27%
                                                   Condo Mid-Rise (5 to 8 stories)                  0.05%
                                                   Condo High-Rise (9 stories or more)              0.09%
                                                   Manufactured Home                                0.40%
                                                   Townhouse                                        0.80%
                                                   Planned Unit Developments (attached)             0.80%
                                                   Townhouse (2 - 4 unit)                           0.08%

            Occupancy Status                       Primary Residence                               92.21%
                                                   Second/Vacation                                  0.68%
                                                   Non Owner-occupied                               7.11%

            Geographic Distribution                California                                      14.79%
                                    Michigan
                                                                                                    9.18%
                                     Florida
                                                                                                    5.28%
                                                   Georgia                                          5.16%

            Number of States (including DC)                                                            50

            Largest Zip Code Concentration                                                          0.25%

        Loans covered by the Mortgage Insurance Policy                                             73.69%

            Loans with Prepayment Penalties                                                        85.09%

   ---------------------------------------------------------------------------------------------------------------






(1) Percent of Aggregate  Principal  Balance  Outstanding as of the  Statistical
Calculation Date is rounded up to 0.01% if less than 0.005%.

________________________________________________________________________________
    This  Information  was  prepared by Salomon  Smith Barney in its capacity as lead underwriter.  This information  should be considered only after reading the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER


                                       21




                               CREDIT SCORE DISTRIBUTION OF THE GROUP II-B LOANS


       ---------------------------------------------------------------------------------------------

                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
               CREDIT SCORES             LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              499 or less                   66               $6,027,829                       0.82%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              500 to 519                    77               $7,845,888                      1.07

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              520 to 539                   249              $26,056,754                      3.56

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              540 to 559                   518              $54,382,783                      7.42

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              560 to 579                   786              $87,514,964                     11.94

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              580 to 599                   882             $105,974,949                     14.46

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              600 to 619                 1,157             $154,203,673                     21.04

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              620 to 639                   828             $110,587,364                     15.09

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              640 to 659                   583              $82,323,254                     11.23

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              660 to 679                   322              $45,386,288                      6.19

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              680 to 699                   183              $24,289,519                      3.31

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              700 to 719                    98              $12,637,101                      1.72

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              720 to 739                    57               $8,019,669                      1.09

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              740 to 759                    33               $4,165,649                      0.57

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

              760 or greater                27               $3,347,266                      0.46

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 5,866             $732,762,951                     100.00%

       =============================================================================================

________________________________________________________________________________
    This  Information  was  prepared by Salomon  Smith Barney in its capacity as lead underwriter.  This information  should be considered only after reading the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER


                                       22




                     ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-B LOANS


       ---------------------------------------------------------------------------------------------

             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
               MORTGAGE LOAN          OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
            PRINCIPAL BALANCES           LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                       1 to              2,755             $185,717,140                      25.34%
       100,000

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

            100,001 to    200,000        2,313             $321,320,902                     43.85

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

            200,001 to    300,000          520             $125,670,985                     17.15

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

            300,001 to    400,000          249              $85,712,045                     11.70

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

            400,001 to    500,000           20               $8,951,374                      1.22

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

            500,001 to    600,000            6               $3,440,505                      0.47

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

            600,001 to    650,000            3               $1,950,000                      0.27

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 5,866             $732,762,951                     100.00%

       =============================================================================================



                   NET MORTGAGE RATES OF THE GROUP II-B LOANS


       ---------------------------------------------------------------------------------------------

                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
            NET MORTGAGE RATES           LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         4.585%    to     4.999%            12            $2,209,264.30                       0.30%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         5.000%    to     5.499%           141           $27,043,278.47                      3.69

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         5.500%    to     5.999%           404           $68,511,699.52                      9.35

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         6.000%    to     6.499%           778          $114,067,937.34                     15.57

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         6.500%    to     6.999%           971          $129,258,831.80                     17.64

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         7.000%    to     7.499%         1,027          $127,390,659.61                     17.38

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         7.500%    to     7.999%           839           $96,088,699.60                     13.11

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         8.000%    to     8.499%           688           $72,889,466.02                      9.95

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         8.500%    to     8.999%           451           $44,819,918.26                      6.12

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         9.000%    to     9.499%           329           $31,879,045.53                      4.35

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         9.500%    to     9.999%           117           $10,316,485.28                      1.41

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       10.000%    to   10.499%              56            $5,022,108.97                      0.69

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       10.500%    to   10.999%              19            $1,570,965.24                      0.21

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       11.000%    to   11.499%              14              $918,230.67                      0.13

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       11.500%    to   11.999%              15              $610,210.19                      0.08

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12.000%    to   12.499%               3               $84,450.00                      0.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12.500%    to   12.999%               1               $41,000.00                      0.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       13.000%    to   13.110%               1               $40,700.00                      0.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 5,866             $732,762,951                     100.00%

       =============================================================================================

________________________________________________________________________________
    This  Information  was  prepared by Salomon  Smith Barney in its capacity as lead underwriter.  This information  should be considered only after reading the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER


                                       23


                     MORTGAGE RATES OF THE GROUP II-B LOANS


       ---------------------------------------------------------------------------------------------

                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
              MORTGAGE RATES             LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         6.000%    to     6.499%             4               $1,010,400                       0.14%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         6.500%    to     6.999%            94              $19,257,922                      2.63

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         7.000%    to     7.499%           284              $47,550,438                      6.49

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         7.500%    to     7.999%           809             $127,164,015                     17.35

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         8.000%    to     8.499%           868             $120,330,363                     16.42

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         8.500%    to     8.999%         1,396             $173,180,546                     23.63

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         9.000%    to     9.499%           861              $97,147,423                     13.26

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         9.500%    to     9.999%           925              $92,914,977                     12.68

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       10.000%    to   10.499%             293              $27,401,758                      3.74

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       10.500%    to   10.999%             200              $17,807,295                      2.43

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       11.000%    to   11.499%              63               $4,968,559                      0.68

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       11.500%    to   11.999%              37               $2,503,741                      0.34

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12.000%    to   12.499%              10                 $573,494                      0.08

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12.500%    to   12.999%               6                 $279,196                      0.04

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       13.000%    to   13.499%               9                 $431,106                      0.06

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       13.500%    to   13.999%               7                 $241,717                      0.03

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 5,866             $732,762,951                     100.00%

       =============================================================================================


________________________________________________________________________________
    This  Information  was  prepared by Salomon  Smith Barney in its capacity as lead underwriter.  This information  should be considered only after reading the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER


                                       24



                           ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-B LOANS


       ---------------------------------------------------------------------------------------------

             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
           LOAN-TO-VALUE RATIOS          LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

           0.01 to   50.00                 145              $13,504,466                       1.84%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         50.01 to   55.00                   42               $3,255,225                      0.44

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         55.01 to   60.00                  106              $11,246,684                      1.53

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         60.01 to   65.00                  140              $15,837,068                      2.16

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         65.01 to   70.00                  293              $34,919,563                      4.77

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         70.01 to   75.00                  491              $58,859,174                      8.03

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         75.01 to   80.00                1,611             $201,003,237                     27.43

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         80.01 to   85.00                1,178             $146,118,465                     19.94

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         85.01 to   90.00                1,388             $184,038,892                     25.12

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         90.01 to   95.00                  470              $63,494,569                      8.67

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         95.01 to   100.00                   2                 $485,607                      0.07

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 5,866             $732,762,951                     100.00%

       =============================================================================================



                  GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-B LOANS


       ---------------------------------------------------------------------------------------------

                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
            STATE OR TERRITORY           LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       California                          526             $108,382,656                      14.79%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Michigan                            640              $67,273,259                      9.18

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Florida                             335              $38,699,476                      5.28

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Georgia                             277              $37,833,084                      5.16

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Illinois                            274              $36,887,351                      5.03

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Minnesota                           258              $36,044,977                      4.92

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Texas                               288              $34,709,486                      4.74

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Colorado                            169              $27,986,025                      3.82

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Ohio                                318              $27,532,652                      3.76

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Other                             2,781          317,413,984                          43.32

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 5,866             $732,762,951                     100.00%

       =============================================================================================

________________________________________________________________________________
    This  Information  was  prepared by Salomon  Smith Barney in its capacity as lead underwriter.  This information  should be considered only after reading the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER

                                       25




                  MORTGAGE LOAN PURPOSE OF THE GROUP II-B LOANS


       ---------------------------------------------------------------------------------------------

               LOAN PURPOSE             NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Purchase                          2,025             $249,140,906                      34.00%

       ---------------------------------------------------------------------------------------------

       Rate/Term Refinance                 383              $48,837,162                      6.66

       ---------------------------------------------------------------------------------------------

       Equity Refinance                  3,458             $434,784,882                     59.33

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 5,866             $732,762,951                     100.00%

       =============================================================================================




                          MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-B LOANS


       ---------------------------------------------------------------------------------------------

            DOCUMENTATION TYPE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Full Documentation                4,860             $590,905,122                      80.64%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Reduced Documentation             1,006             $141,857,829                     19.36

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 5,866             $732,762,951                     100.00%

       =============================================================================================




                     OCCUPANCY TYPES OF THE GROUP II-B LOANS


       ---------------------------------------------------------------------------------------------

                 OCCUPANCY              NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Primary Residence                 5,217             $675,701,693                      92.21%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Second/Vacation                      40               $4,971,260                      0.68

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Non Owner-occupied                  609              $52,089,998                      7.11

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 5,866             $732,762,951                     100.00%

       =============================================================================================

________________________________________________________________________________
    This  Information  was  prepared by Salomon  Smith Barney in its capacity as lead underwriter.  This information  should be considered only after reading the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER


                                       26




                MORTGAGED PROPERTY TYPES OF THE GROUP II-B LOANS


  --------------------------------------------------------------------------------------------------

            PROPERTY TYPE               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Single-family detached                 5,222         $632,896,478                        86.37%

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Planned Unit Developments                353          $66,851,135                        9.12
  (detached)

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Condo Low-Rise (less than 5
  stories)                                 132          $16,641,484                        2.27

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Condo Mid-Rise (5 to 8 stories)            3             $400,000                        0.05

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Condo High-Rise (9 stories or
  more)                                      4             $672,102                        0.09

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Manufactured Home                         38           $2,931,900                        0.40

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Townhouse                                 61           $5,868,986                        0.80

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Planned Unit Developments
  (attached)                                51           $5,881,533                        0.80

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

  Townhouse (2 - 4 unit)                     2             $619,334                        0.08

  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------

                TOTAL                    5,866             $732,762,951                     100.00%

  ==================================================================================================



                      CREDIT GRADES OF THE GROUP II-B LOANS


       ---------------------------------------------------------------------------------------------

               CREDIT GRADES            NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       A4                                2,456             $330,987,131                       45.18%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       AX                                1,453             $192,007,416                     26.20

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       AM                                  994             $113,810,340                     15.53

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       B                                   606              $63,014,884                      8.60

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       C                                   240              $23,021,557                      3.14

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       CM                                  117               $9,921,624                      1.35

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 5,866             $732,762,951                     100.00%

       =============================================================================================


________________________________________________________________________________
    This  Information  was  prepared by Salomon  Smith Barney in its capacity as lead underwriter.  This information  should be considered only after reading the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER

                                       27



                PREPAYMENT PENALTY TERMS OF THE GROUP II-B LOANS


       ---------------------------------------------------------------------------------------------

                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
          PREPAYMENT PENALTY TERM        LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12                                  239              $35,577,813                      4.86

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       24                                2,004             $252,717,926                     34.49

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       36                                2,404             $277,610,098                     37.89

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       48                                    6                 $960,700                      0.13

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       60                                  412              $53,127,880                      7.25

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       None                                770             $109,280,790                      14.91%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       Other (1)                            31               $3,487,743                      0.48

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 5,866             $732,762,951                     100.00%

       =============================================================================================


(1)   Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months.



                      NOTE MARGINS OF THE GROUP II-B LOANS


       ---------------------------------------------------------------------------------------------

                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
               NOTE MARGINS              LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         1.000%    to     1.499%             1                 $147,017                       0.02%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         2.000%    to     2.499%             4                 $272,480                      0.04

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         2.500%    to     2.999%             2                 $586,252                      0.08

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         4.000%    to     4.499%            13               $2,644,627                      0.36

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         4.500%    to     4.999%            20               $3,951,903                      0.54

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         5.000%    to     5.499%            47               $7,283,926                      0.99

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         5.500%    to     5.999%           122              $17,532,002                      2.39

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         6.000%    to     6.499%           329              $43,222,356                      5.90

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         6.500%    to     6.999%           784             $111,982,611                     15.28

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         7.000%    to     7.499%           881             $121,824,479                     16.63

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         7.500%    to     7.999%         1,162             $157,778,992                     21.53

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         8.000%    to     8.499%           962             $114,064,981                     15.57

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         8.500%    to     8.999%           766              $79,950,921                     10.91

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         9.000%    to     9.499%           370              $37,653,745                      5.14

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         9.500%    to     9.999%           203              $18,349,582                      2.50

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       10.000%    to   10.499%             118               $9,645,782                      1.32

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       10.500%    to   10.999%              38               $3,176,561                      0.43

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       11.000%    to   11.499%              19               $1,665,231                      0.23

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       11.500%    to   11.999%              11                 $546,275                      0.07

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12.000%    to   12.499%              10                 $345,498                      0.05

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12.500%    to   12.999%               4                 $137,732                      0.02

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 5,866             $732,762,951                     100.00%

       =============================================================================================

________________________________________________________________________________
    This  Information  was  prepared by Salomon  Smith Barney in its capacity as lead underwriter.  This information  should be considered only after reading the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER


                                       28



                 MAXIMUM MORTGAGE RATES OF THE GROUP II-B LOANS


       ---------------------------------------------------------------------------------------------

                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
          MAXIMUM MORTGAGE RATES         LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       10.500%    to   10.999%               1                 $301,289                       0.04%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       11.000%    to   11.999%               1                 $129,850                      0.02

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12.000%    to   12.999%              59              $12,579,397                      1.72

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       13.000%    to   13.999%             867             $140,644,516                     19.19

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       14.000%    to   14.999%           1,843             $244,761,570                     33.40

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       15.000%    to   15.999%           1,780             $200,635,704                     27.38

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       16.000%    to   16.999%             950             $100,975,847                     13.78

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       17.000%    to   17.999%             280              $26,808,630                      3.66

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       18.000%    to   18.999%              60               $4,674,034                      0.64

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       19.000%    to   19.999%              22               $1,012,079                      0.14

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       20.000%    to   20.999%               3                 $240,034                      0.03

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 5,866             $732,762,951                     100.00%

       =============================================================================================




                 MINIMUM MORTGAGE RATES OF THE GROUP II-B LOANS


       ---------------------------------------------------------------------------------------------

                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
          MINIMUM MORTGAGE RATES         LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         2.750%    to     2.999%             2                 $586,252                       0.08%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         4.000%    to     4.999%             2                 $450,974                      0.06

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         5.000%    to     5.999%            15               $1,873,876                      0.26

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         6.000%    to     6.999%           207              $33,583,788                      4.58

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         7.000%    to     7.999%         1,333             $205,676,589                     28.07

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         8.000%    to     8.999%         2,154             $271,286,633                     37.02

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

         9.000%    to     9.999%         1,541             $165,327,691                     22.56

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       10.000%    to   10.999%             475              $44,397,680                      6.06

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       11.000%    to   11.999%             103               $8,077,302                      1.10

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       12.000%    to   12.999%              18                 $916,081                      0.13

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       13.000%    to   13.999%              16                 $586,085                      0.08

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 5,866             $732,762,951                     100.00%

       =============================================================================================


________________________________________________________________________________
    This  Information  was  prepared by Salomon  Smith Barney in its capacity as lead underwriter.  This information  should be considered only after reading the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER

                                       29




                        NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-B LOANS


       ---------------------------------------------------------------------------------------------

            NEXT INTEREST RATE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
              ADJUSTMENT DATE            LOANS       CALCULATION DATE              DATE

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       April 2003                            1                 $156,305                       0.02%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       July 2003                             1                 $118,310                      0.02

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       September 2003                        2                 $264,072                      0.04

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       October 2003                          2                 $171,700                      0.02

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       November 2003                         4                 $755,799                      0.10

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       December 2003                         6               $1,022,117                      0.14

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       January 2004                         11               $1,525,884                      0.21

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       February 2004                        69               $8,730,384                      1.19

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       March 2004                          386              $49,003,336                      6.69

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       April 2004                        1,418             $171,776,239                     23.44

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       May 2004                          1,612             $202,157,261                     27.59

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       June 2004                           217              $28,653,897                      3.91

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       September 2004                        1                 $155,401                      0.02

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       November 2004                         4                 $471,585                      0.06

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       January 2005                          4                 $488,700                      0.07

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       February 2005                        19               $2,216,975                      0.30

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       March 2005                          125              $15,020,907                      2.05

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       April 2005                          693              $83,799,025                     11.44

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       May 2005                          1,091             $140,418,158                     19.16

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       June 2005                           198              $25,719,410                      3.51

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       September 2005                        1                  $69,885                      0.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

       November 2005                         1                  $67,600                      0.01

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------

                   TOTAL                 5,866             $732,762,951                     100.00%

       =============================================================================================


________________________________________________________________________________
    This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

   WORLDWIDE CAPITAL PARTNER